OPERATING AGREEMENT

                                       OF

                           KENTUCKY I LITHOTRIPSY, LLC


                     (A Kentucky Limited Liability Company)


                             Dated: January 26, 1999










THE LLC MEMBERSHIP INTERESTS REPRESENTED BY THIS OPERATING AGREEMENT HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES ACTS OR LAWS OF ANY STATE IN RELIANCE UPON EXEMPTIONS UNDER THOSE ACTS OR LAWS. THE SALE OR OTHER DISPOSITION OF THE MEMBERSHIP INTERESTS IS RESTRICTED AS STATED IN THIS OPERATING AGREEMENT, AND IN ANY EVENT IS PROHIBITED UNLESS THE LLC RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT AND ITS COUNSEL THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES ACTS AND LAWS. BY ACQUIRING THE MEMBERSHIP INTEREST REPRESENTED BY THIS OPERATING AGREEMENT, EACH MEMBER REPRESENTS THAT IT WILL NOT SELL OR OTHERWISE DISPOSE OF ITS MEMBERSHIP INTEREST WITHOUT REGISTRATION OR OTHER COMPLIANCE WITH THE AFORESAID ACTS AND THE RULES AND REGULATIONS ISSUED THEREUNDER.

                                TABLE OF CONTENTS


ARTICLE I - FORMATION OF THE COMPANY...........................................1
         1.1      Formation....................................................1
         1.2      Name.........................................................1
         1.3      Registered Office and Registered Agent.......................1
         1.4      Principal Place of Business..................................1
         1.5      Purposes and Powers..........................................1
         1.6      Term.........................................................2
         1.7      Nature of Members' Interests.................................2

ARTICLE II - DEFINITIONS.......................................................2
         2.1      Definitions..................................................2

ARTICLE III - MANAGEMENT OF THE COMPANY.......................................11
         3.1      The Manager.................................................11
         3.2      Specific Authority of the Manager...........................12
         3.3      Specific Authority of Manager...............................15
         3.4      Authority as to Third Persons...............................15
         3.5      Compensation and Expenses...................................15
         3.6      Indemnification and Exculpation of the Manager..............15
         3.7      Liability for Return of Capital Contribution................15

ARTICLE IV - EXECUTIVE COMMITTEE..............................................16
         4.1      General Powers.  ...........................................16
         4.2      Number, Term and Qualification..............................16
         4.3      Removal and Replacement.  ..................................16
         4.4      Compensation and Expenses.  ................................17
         4.5      Action by the Executive Committee.  ........................17
         4.6      Action Without Meeting.  ...................................17
         4.7      Meeting by Communications Device.  .........................17
         4.8      Indemnification of Executive Committee Members.  ...........17
         4.9      Liability for Return of Capital Contribution.  .............18

ARTICLE V - RIGHTS AND OBLIGATIONS OF MEMBERS.................................18
         5.1      Names and Addresses of Members..............................18
         5.2      No Management by Members....................................18
         5.3      Election of Manager.........................................18
         5.4      Action by Members...........................................18
         5.5      Operation of Mobile System..................................18
         5.6      Outside Activities..........................................19
         5.7      Disclosure of Con...........................................19
         5.8      Limited Liability...........................................20

ARTICLE VI - CAPITAL CONTRIBUTIONS,
         GUARANTIES AND DILUTION OFFERINGS....................................20
         6.1      Manager Contribution........................................20
         6.2      Physician Members Contribution..............................20
         6.3      No Interest.................................................20
         6.4      Dilution Offerings..........................................20
         6.5      Conditions to the Capital Contributions
                                       of the Physician Members...............21
         6.6      Capital Accounts............................................21

ARTICLE VII - REPRESENTATIONS, WARRANTIES AND
         COVENANTS OF THE MANAGER.............................................22
         7.1      Manager's Representations and Warranties....................22
         7.2      Manager's Covenants.........................................23

ARTICLE VIII - ALLOCATIONS, ELECTIONS AND REPORTS.............................23
         8.1      Profits and Losses..........................................23
         8.2      Sales Commission............................................23
         8.3      Nonrecourse Deductions......................................23
         8.4      Member Nonrecourse Deductions...............................24
         8.5      Allocations Between Transferor and Transferee...............24
         8.6      Gains from Capital Transactions.............................24
         8.7      Contributed Property........................................24
         8.8      Minimum Gain Chargeback.....................................25
         8.9      Member Minimum Gain Chargeback..............................25
         8.10     Qualified Income Offset.....................................25
         8.11     Gross Income Allocation.....................................26
         8.12     Section 754 Adjustment......................................26
         8.13     Curative Allocations........................................26
         8.14     Compliance with Treasury Regulations........................26
         8.15     Tax Withholding.............................................26

ARTICLE IX - DISTRIBUTIONS....................................................27
         9.1      Company Cash Flow...........................................27
         9.2      Company Refinancing Proceeds................................27
         9.3      Company Sales Proceeds......................................27
         9.4      Distributions in Liquidation................................27
         9.5      Limitation Upon Distributions...............................27

ARTICLE X - TRANSFER OF INTERESTS AND ADMISSION OF MEMBERS....................27
         10.1     Transferability of Membership Interests.....................27
         10.2     Restrictions on Transfers by Physician Members..............28
         10.3     Rights of Transferee........................................29
         10.4     Admission of Members........................................29
         10.5     Amendment of Articles of Organization
                              and Certificate of Qualification................30
         10.6     Fundamental Changes.........................................30

ARTICLE XI - OPTIONAL PURCHASE OF MEMBERSHIP INTERESTS
         ON CERTAIN EVENTS....................................................30
         11.1     Death.......................................................30
         11.2     Bankruptcy, Insolvency or Assignment for Benefit
                          of Creditors of a Physician Member..................31
         11.3     Breach of Section 5.6.......................................31
         11.4     Domestic Proceeding.........................................32
         11.5     Divestiture Option..........................................32
         11.6     Purchase Price..............................................33
         11.7     Closing of Purchase and Sale................................34
         11.8     Terms and Conditions of Purchase............................35

ARTICLE XII - DISSOLUTION AND LIQUIDATION OF THE COMPANY......................35
         12.1     Dissolution Events..........................................35
         12.2     Continuation................................................36
         12.3     Liquidation.................................................36
         12.4     Articles of Dissolution.....................................36

ARTICLE XIII - MISCELLANEOUS..................................................37
         13.1     Fiscal Year.................................................37
         13.2     Records.....................................................37
         13.3     Reports.....................................................37
         13.4     Reserves....................................................37
         13.5     Notices.....................................................37
         13.6     Amendments..................................................37
         13.7     Additional Documents........................................37
         13.8     Representations of Members..................................38
         13.9     Survival of Rights..........................................38
         13.10    Interpretation and Governing Law............................38
         13.11    Severability................................................38
         13.12    Agreement in Counterparts...................................38
         13.13    Tax Matters Partner.........................................38
         13.14    Third Parties...............................................38
         13.15    Power of Attorney...........................................39
         13.16    Arbitration.................................................39


Attachments:

Schedule I - Names, Initial Capital Contributions and Percentage Interests of the Members

                               OPERATING AGREEMENT

                                       OF

                           KENTUCKY I LITHOTRIPSY, LLC


THIS OPERATING AGREEMENT of KENTUCKY I LITHOTRIPSY LLC (the "Company"), a limited liability company organized pursuant to the Delaware Limited Liability Company Act, is executed effective as of the ____ day of ______________, 199__, by and among the Company and the persons executing this Agreement as the initial Members (as defined below).

                      ARTICLE I - FORMATION OF THE COMPANY

1.1 Formation. The Company was formed on September 23, 1997 upon the filing with the Secretary of State of the Articles of Organization of the Company. In consideration of the mutual premises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the rights and obligations of the parties and the administration and termination of the Company shall be governed by this Agreement, the Articles of Organization and the Act.

1.2 Name. The name of the Company is as set forth on the cover page of this Agreement. The Manager may change the name of the Company from time to time as it deems advisable, provided that appropriate amendments to this Agreement and the Articles of Organization and necessary filings under the Act are first obtained.

1.3 Registered Office and Registered Agent. The Company's registered office shall be at Kentucky Home Life Building, Louisville, Kentucky, 40202, and the name of its initial registered agent at such address shall be The Corporation Trust Company.

1.4 Principal Place of Business. The principal place of business of the Company shall be located at 1301 Capital of Texas Highway, Suite C-300, Austin, Texas 78746, or at any other place or places as the Manager may from time to time deem necessary or advisable.

1.5 Purposes and Powers.

(a) The purpose and business of the Company shall be: (i) to operate one or more extracorporeal shock-wave lithotripters (or any other renal stone treatment equipment) for the lithotripsy of renal stones primarily in central Kentucky, or in such other location(s) as the Manager, with the consent of the Executive Committee, may determine to be in the best interests of the Company; (ii) to acquire and operate in the future any other therapeutic urological device or equipment provided that such device have FDA premarket approval at the time it is acquired by the Company; (iii) to acquire an interest in any business entity, including, without limitation, a limited partnership, limited liability company or corporation, that engages in any business activity described in this Section 1.5; and (iv) to engage in any and all activities incidental or related to the foregoing, upon and subject to the terms and conditions of this Agreement.

(b) The Company shall have any and all powers which are necessary or desirable to carry out the purposes and business of the Company, to the extent the same may be legally exercised by limited liability companies under the Act. The Company shall carry out the foregoing activities pursuant to the arrangements set forth in the Articles of Organization and this Agreement.

1.6  Term.  The  Company  shall  continue  in  existence  until the close of the
Company's   business  on  December  31,  2047  as  specified  in  the  Company's
Certificate of Formation, unless the Company is earlier dissolved and its affairs wound up in accordance with the provisions of this Agreement or the Act.

1.7 Nature of Members' Interests. The Membership Interests of the Members in the Company shall be personal property for all purposes. Legal title to all Company assets shall be held in the name of the Company. Neither any Member nor a successor, representative or assign of such Member, shall have any right, title or interest in or to any Property owned by the Company or the right to partition any Property owned by the Company. Membership Interests are evidenced by the execution of this Agreement by the Members.


                            ARTICLE II - DEFINITIONS

2.1 Definitions. The following terms used in this Agreement shall have the following meanings (unless otherwise expressly provided herein):

2.1.1 "Act" means the Kentucky Limited Liability Company Act, as the same may be amended from time to time.

2.1.2 "Adjusted Capital Account Deficit" means, with respect to any Member, the deficit balance, if any, in such Member's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

(i) Credit to such Capital Account any amounts to which such Member is obligated to restore or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

(ii) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and 1.704-1(b)(2)(ii)(d)(6) of the
Treasury Regulations.

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations and shall be interpreted consistently therewith.

2.1.3 "Adjusted Capital Contributions" means, as of any day, a Member's Capital Contributions adjusted as follows:

(i) Increased by the amount of any Company liabilities which, in connection with Distributions, are assumed by such Member or are secured by any Company Property distributed to such Member; and

(ii) Reduced by the amount of cash and the value of any Company property distributed to such Member and the amount of any liabilities of such Member assumed by the Company or which are secured by any property contributed by such Member to the Company.


In the event any Member transfers all or any portion of his or her Membership Interest in accordance with the terms of this Agreement, his transferee shall succeed to the Adjusted Capital Contribution of the transferor to the extent it relates to the transferred Membership Interest or portion thereof.

2.1.4 "Affiliate" of a specified Person means (i) any Person directly or indirectly controlling, controlled by or under common control with the specified Person; (ii) any Person owning or controlling 10% or more of the outstanding voting interest of such specified Person; (iii) any officer, director or partner of such specified Person; and (iv) if the specified Person is an officer, director or partner, any entity for which the specified Person acts in such capacity.

2.1.5 "Agreement" means this Operating Agreement, as amended from time to time.

2.1.6 "Appraiser" means an independent appraiser, investment banker, financial analyst or other valuation expert with at least 5 years experience valuing closely held businesses.

2.1.7 "Bank" means First Citizens Bank & Trust Company.

2.1.8 "Articles of Organization" means the Articles of Organization of the Company filed with the Secretary of State, as amended or restated from time to time.

2.1.9 "Bankruptcy" means with respect to a Member, when such Member (i) makes an assignment for the benefit of creditors; (ii) files a voluntary petition in bankruptcy; (iii) is adjudged a bankrupt or insolvent, or has entered against him an order for relief, in any bankruptcy or insolvency proceeding; (iv) files a petition or answer seeking for himself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation; (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against him in any proceeding of the type described in clauses (i)-(iv) above; or (vi) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Member or of all or any substantial part of his properties. "Bankruptcy" shall also be deemed to have occurred to a Member 120 days after the commencement of any proceeding against such Member seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, if the proceeding has not been dismissed, or if within 90 days after the appointment without his consent or acquiescence of a trustee, receiver or liquidator of the Member or of all or any substantial part of his properties, the appointment is not vacated or stayed, or within 90 days after the expiration of any such stay, the appointment is not vacated.
2.1.10 "Buy-Sell  Event" has the meaning assigned to it in Section 11.1.

2.1.11 "Buy-Sell Notice" has the meaning assigned to it in Section 11.2.

2.1.12 "Capital Account" means, with respect to any Member, the capital account maintained for such Member in accordance with Section 6.12 of this Agreement.

2.1.13 "Capital Contribution" means all contributions to the Company of cash or property (valued for this purpose at initial gross fair market value as determined by the contributing Member and the Manager) made by a Member or his or her predecessor in interest which shall include, without limitation, those contributions made pursuant to Article VI of this Agreement.

2.1.14 "Capital Transaction" means any transactions undertaken by the Company or by any company or partnership in which the Company owns an interest, which, were it to generate proceeds, would produce Company Sales Proceeds or Company Refinancing Proceeds.

2.1.15 "Code" means the Internal Revenue Code of 1986, as amended from time to time (and any corresponding provisions of succeeding law).

2.1.16 "Company Cash Flow" for any period means the excess, if any, of (A) the sum of (i) all gross receipts from any source for such period, other than from Company loans, Capital Transactions and Capital Contributions, and (ii) any funds released by the Company from previously established reserves, over (B) the sum of (i) all cash expenses paid by the Company for such period (including any compensation to the Managers and their Affiliates); (ii) all amounts paid by the Company in such period on account of the amortization of the principal of any debts or liabilities of the Company (including loans from any Member);
(iii) capital expenditures of the Company; and (iv) a reasonable reserve for future expenditures as provided by Section 13.4; provided, however, that the amounts referred to in (B) (i), (ii) and (iii) above shall be taken into account only to the extent not funded by Capital Contributions, loans or paid out of previously established reserves. Such term shall also include all other funds deemed available for distribution and designated as Company Cash Flow by the Managers.

2.1.17  "Company  Minimum  Gain" means gain as defined in  Treasury  Regulations
Section 1.704-2(d).

2.1.18 "Company Refinancing Proceeds" means (i) the cash realized from the financing or refinancing of all or any portion of any Company assets, less the retirement of any related secured loans, the payment of all expenses relating to the transaction and the establishment of such reasonable reserves as the Managers shall deem prudent or necessary and (ii) the Company's allocable portion of cash realized by an entity in which the Company owns an interest from such entity financing or refinancing all or any portion of such entity's assets, less the retirement of any related secured loans and the payment of all expenses relating to such transaction.

2.1.19 "Company Sales Proceeds" means (i) the cash realized from the sale, exchange, condemnation, casualty or other disposition of all or any portion of any Company assets not in the ordinary course of business, less the retirement of any related secured loans, the payment of all expenses relating to the transaction and the establishment of such reasonable reserves as the Managers shall deem prudent or necessary and (ii) the Company's allocable portion of cash realized by an entity in which the Company owns an interest from the sale, exchange, condemnation, casualty or other disposition of all or any portion of such entity's assets not in the ordinary course of business, less the retirement of any related secured loans and the payment of all expenses relating to such transaction.

2.1.20 "Depreciation" means, for each Fiscal Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Fiscal Year, except that if the Gross Asset Value of an Asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Fiscal Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Fiscal Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Managers.

2.1.21 "Dilution Offering" means, as provided in Article VI of this Agreement, the future offering of additional Membership Interests in the Company by the Manager. Except as otherwise provided in Article VI, any successful Dilution Offering will proportionately reduce the Percentage Interests of the then current Members in the Company.

2.1.22 "Distribution" means any money or other property distributed to a Member with respect to the Member's Membership Interest, but shall not include any payment to a Member for materials or services rendered nor any reimbursement to a Member for expenses permitted in accordance with this Agreement.

2.1.23 "Domestic Proceeding" means any divorce, annulment, separation or similar domestic proceeding between a married couple.

2.1.24 "Encumbrance" means any lien, pledge, encumbrance, collateral assignment or hypothecation.

2.1.25 "Equipment" means the initial equipment to be acquired by the Company for the operation of the Mobile Lithotripsy System. The initial equipment to be used in the operation of the Mobile Lithotripsy System will include the Trailer, a tractor truck, the Dornier HM3 lithotripter and miscellaneous medical equipment and supplies.

2.1.26 "Executive Committee" means the committee made up of four Physician Members and a representative of the Manager, each appointed by the Manager, which has certain management authority as set forth in Article IV.

2.1.27 "FDA" means the United States Food and Drug Administration.

2.1.28 "Fiscal Year" means an annual accounting period ending December 31 of each year during the term of the Company, unless otherwise specified by the Managers.

2.1.29 "Gains from Capital Transactions" means the gains realized by the Company as a result of or upon any sale, exchange, condemnation or other disposition of capital assets of the Company or any entity in which the Company shall own an interest (which assets shall include Code Section 1231 assets and all real and personal property) or as a result of or upon the damage to or destruction of such capital assets.

2.1.30 "Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

(i) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the contributing Member and the Managers, provided that, if the contributing Member is a Manager, the determination of the fair market value of a contributed asset shall be determined by appraisal;

(ii) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values, as determined by the Managers, as of the following times: (a) the acquisition of an additional interest in the Company (other than upon the initial formation of the Company) by any new or existing Member in exchange for more than a de minimis Capital Contribution;
(b) the distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company; and (c) the liquidation of the Company within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that the adjustments pursuant to clauses (a) and (b) above shall be made only if the Managers reasonably determine that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company;

(iii) The Gross Asset Value of any Company asset distributed to any Member shall be adjusted to equal the gross fair market value of such asset on the date of distribution as determined by the distributee and the Managers, provided that, if the distributee is a Manager, the determination of the fair market value of the distributed asset shall be determined by appraisal; and

(iv) The Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code
Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) and Sections 2.1.48(vi) and
7.11 hereof; provided, however, that Gross Asset Values shall not be adjusted pursuant to this Section 2.1.29(iv) to the extent the Managers determine that an adjustment pursuant to Section 2.1.29(ii) hereof is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this Section 2.1.29(iv).

If the Gross Asset Value of an asset has been determined or adjusted pursuant to
Section 2.1.29(i), Section 2.1.29(ii), or Section 2.1.29(iv) hereof, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits, Gains from Capital Transactions or Losses.

     2.1.31 "Guaranty" means the Guaranty Agreement pursuant to which each Member will guarantee a portion of the Company's obligation to the Bank under the Loan. The form of Guaranty Agreement is included in the Subscription Packet accompanying the Memorandum.

     2.1.32 "Loan" means the loan of $550,000 from the Bank to the Company. Loan proceeds will be used by the Company to (i) acquire a used Dornier HM3 lithotripter (up to $100,000), (ii) acquire and upfit a mobile Trailer to house the lithotripter (up to $325,000), (iii) acquire a used tractor truck for hauling the Trailer housing the lithotripter (up to $50,000), and (iv) purchase additional miscellaneous equipment (up to $30,000), (v) pay the applicable state sales and use taxes on the lithotripter Trailer, tractor truck and additional miscellaneous equipment (estimated to be $30,300), and (vi) serve as working capital (estimated at $14,700).

     2.1.33 "Losses from Capital Transactions" means the losses realized by the Company as a result of or upon any sales exchange, condemnation or other disposition of the capital assets of the Company (which include Code Section 1231 assets) or as a result of or upon the damage or destruction of such capital assets.

     2.1.34 "Management Agent" means Lithotripters, Inc., a wholly owned subsidiary of Prime and an Affiliate of the Manager.

     2.1.35 "Management Agreement" means the agreement pursuant to which the Management Agent will provide the daily management services to the Company.

     2.1.36 "Majority in Interest" means, with respect to any referenced group of Members, a combination of any of such Members who, in the aggregate, own more than fifty percent (50%) of the Percentage Interests owned by all of such referenced group of Members.

     2.1.37 "Manager" means Prime Kidney Stone Treatment, Inc. ("PKST"), a New Jersey Corporation, the initial Manager of the Company, and any other Person or Persons that succeeds such Manager in its capacity as Manager, and any other Person elected to act as Manager of the Company as provided herein. PKST is also a member of the Company.

     2.1.38 "Member" means each Person  designated as a member of the Company on
Schedule I hereto, or any additional member admitted as a member of the Company in accordance with Article IX. "Members" refers to such Persons as a group, and shall include the Manager, PKST, where no distinction is required by the context in which the term is used herein.

     2.1.39 "Member Minimum Gain" means an amount, with respect to each Member Nonrecourse Debt, equal to the Company Minimum Gain that would result if such Member Nonrecourse

Debt were treated as a Nonrecourse Liability, determined in accordance with Treasury Regulations Section 1.704-2(i).

     2.1.40 "Member Nonrecourse Debt" means any nonrecourse debt (for the purposes of Treasury Regulations Section 1.1001-2) of the Company for which any Member bears the "economic risk of loss," within the meaning of Treasury Regulations Section 1.752-2.

     2.1.41 "Member Nonrecourse Deductions" means deductions as described in Treasury Regulations Section 1.704-2(i). The amount of Member Nonrecourse Deductions with respect to a Member Nonrecourse Debt for any Fiscal Year equals the excess, if any, of (A) the net increase, if any, in the amount of Member Minimum Gain attributable to such Member Nonrecourse Debt during such Fiscal Year, over (B) the aggregate amount of any Distributions during that Fiscal Year to the Member that bears the economic risk of loss for such Member Nonrecourse Debt to the extent such Distributions are from the proceeds of such Member Nonrecourse Debt and are allocable to an increase in Member Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i).

     2.1.42 "Membership Interest" means all of a Member's rights in the Company, including without limitation, the Member's share of the Profits and Losses of the Company, the right to receive Distributions, any right to vote and any right to participate in the management of the Company as provided in the Act and this Agreement.

     2.1.43 "Memorandum" means the Confidential Private Placement Memorandum of the Company dated October 14, 1998, as amended or as supplemented.

     2.1.44 "Mobile Lithotripsy System" means the Trailer and tractor truck with the installed and operational Dornier HM3 lithotripter.

     2.1.45 "Nonrecourse Deductions" means deductions as set forth in Treasury Regulations Section 1.704-2(b)(1). The amount of Nonrecourse Deductions for a given Fiscal Year equals the excess, if any, of (A) the net increase, if any, in the amount of Company Minimum Gain during such Fiscal Year, over (B) the aggregate amount of any Distributions during such Fiscal Year of proceeds of a Nonrecourse Liability that are allocable to an increase in Company Minimum Gain, determined according to the provisions of Treasury Regulations Section 1.704-2(h).

     2.1.46 "Nonrecourse Liability" means any Company liability (or portion thereof) for which no Member bears the "economic risk of loss," within the meaning of Treasury Regulations Section 1.752-2.

     2.1.47 "Offering" means the initial offering of Units in the Company pursuant to the Memorandum.

     2.1.48 "Percentage Interest" means the interest of each Member in the Company, to be determined in the case of a Physician Member by reference to his or her Unit ownership based upon the Physician Members holding an aggregate 80% Percentage Interest in the Company, with each Unit sold representing an initial 1% interest. The Manager will own a 20% Percentage Interest in the Company. As provided in Article VI, a Physician Member's Percentage Interest may be reduced by a future Dilution Offering. The Members' Percentage Interests in the Company as of the date hereof are as set forth in
Schedule I attached hereto. Any future adjustments in the Member's Percentage Interests, due to future Dilution Offerings or otherwise, will be reflected by revisions to Schedule A.

     2.1.49 "Person" means an individual, a foreign or domestic corporation, a professional corporation, a partnership, a limited partnership, a limited liability company, a foreign limited liability company, an unincorporated association, or other legal entity.

     2.1.50 "Physician Members" means those investors in the Units admitted to the Company, and any Person admitted as a substitute Physician Member in accordance with the provisions herein, provided that the Manager and its Affiliates shall not be considered Physician Members.

     2.1.51 "PKST" means Prime Kidney Stone Treatment, Inc., a New Jersey corporation. PKST is the sole Manager of the Company.

     2.1.52 "Prime" means Prime Medical Services, Inc., a publicly held corporation and parent of both the Manager and the Management Agent.

     2.1.53 "Profits and Losses" means, for each Fiscal Year, an amount equal to the Company's taxable income or loss for such Fiscal Year (excluding Gains from Capital Transactions), determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

     (i) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits and Losses pursuant to this definition (excluding Gains from Capital Transactions) shall be added to such taxable income or loss;

     (ii) Any expenditures of the Company described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury
Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this Section 2.1.48 shall be subtracted from such taxable income or loss;

     (iii) In the event the Gross Asset Value of any Company asset is adjusted pursuant to Section 2.1.27, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits or Losses;

     (iv) Gain or loss resulting from any disposition of Company property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

     (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year or other period, computed in accordance with the definition of Depreciation set out hereof;

     (vi) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Member's interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Profits or Losses;

     (vii) Notwithstanding any other provision of this Section 2.1.48, any items which are specially allocated pursuant to Sections 7.2, 7.3, 7.7, 7.8, 7.9, 7.10, 7.11 or 7.12 hereof shall not be taken into account in computing Profits or Losses.

     The amounts of the items of Company income, gain, loss or deduction available to be specially allocated pursuant to Sections 7.2, 7.3, 7.7, 7.8, 7.9, 7.10, 7.11 or 7.12 hereof shall be determined by applying rules analogous to those set forth in Sections (i) through (vi) above.

     2.1.54 "Property" means any and all property acquired by the Company, real and/or personal (including, without limitation, intangible property).

     2.1.55 "Pro Rata Basis" means in connection with an allocation or distribution in proportion to the respective Percentage Interests or the class of Members to which reference is made.

     2.1.56 "Sales Agency Agreement" means the sales agency agreement through which MedTech Investments, Inc., an Affiliate of the Manager and a broker-dealer company registered with the Securities and Exchange commission and a member of the National Association of Securities Dealers, Inc. shall offer and sell the membership interest of the Company pursuant to the Memorandum.

     2.1.57 "Sales Commission" means the $250.00 sales commission paid to MedTech Investments, Inc. for each Unit sold to parties other than the Manager and its Affiliates.

     2.1.58 "Secretary of State" means the Secretary of State of Kentucky.

     2.1.59 "Service" means the Internal Revenue Service.

     2.1.60 "Service Area" means the geographic region in which the Company operations are expected to be conducted and which is anticipated to consist primarily of central Kentucky.

     2.1.61 "Tax Matters Partner" means the Person designated by the Managers as the "tax matters partner," as that term is defined in the Code.

     2.1.62 "Trailer" means the new mobile trailer manufactured and upfitted by AK Associates, Inc. to house the lithotripter.

     2.1.63 "Transfer" means sell, assign, transfer, lease or otherwise dispose of property, including without limitation an interest in the Company.

     2.1.64 "Treasury Regulations" means the Income Tax Regulations and Temporary Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     2.1.65 "Units" means the 80 equal membership interests in the Company offered to the Memorandum for a price per Unit of $2,500 in cash and personal guaranty of 1% of the Company's obligations under the Loan.

     2.1.66 "Withdrawing Member" has the meaning assigned to it in Article 11.


                     ARTICLE III - MANAGEMENT OF THE COMPANY

     3.1 The Manager.

     (a) Except as otherwise may be expressly provided in this Agreement, the Articles of Organization or the Act, all decisions with respect to the management of the business and affairs of the Company shall be made by action of the Manager. The Manager shall have full and complete authority, power and discretion to manage and control the business of the Company, to make all decisions regarding those matters and to perform any and all other acts or activities customary or incident to the management of the Company's business, except only as to those acts and things as to which approval by the Executive Committee and/or the Members is expressly required by this Agreement. The Manager may delegate responsibility for the day-to- day management of the Company to any Person retained by the Manager including Affiliates of Members or the Managers who shall have and exercise on behalf of the Company all powers and rights necessary or convenient to carry out such management responsibilities.

     (b) The Manager shall be under no duty to devote all of its time to the business of the Company, but shall devote only such time as it deems necessary to conduct the Company business and to operate and manage the Company in an efficient manner.

     (c) The Manager may charge to the Company all ordinary and necessary costs and expenses, direct and indirect, attributable to the activities, conduct and management of the business of the Company. The costs and expenses to be borne by the Company shall include, but are not limited to, all expenditures incurred in acquiring and financing the Equipment or other Company property, legal and accounting fees and expenses, salaries of employees of the

Company, consulting and quality assurance fees paid to independent contractors, insurance premiums and interest.

     (d) The Manager shall serve as Manager until the earlier to occur of its resignation or removal. If the Manager shall be finally adjudged by a court of competent jurisdiction to be liable to the Members or the Company for any act of gross negligence or willful misconduct in the performance of its duties under the terms of this Agreement, the Manager may be removed and another substituted with the consent of all of the Physician Members. With the unanimous consent of the Members, the Manager may also be removed for cause for the following reasons:

     (i) The failure to establish and maintain a quality assurance and outcome analysis program aimed at improving the quality of care of all Company patients;

     (ii) The failure to make adequate and customary arrangements for the maintenance of the Mobile Lithotripsy System, or to provide for the disposables and other supplies necessary for Company operations;

     (iii) The failure to make reasonable arrangements for the timely billing for the Company's services and to timely collect for such services;

     (iv) The failure to engage drivers and lithotripsy technicians and to arrange for the engagement of all other nonphysician personnel reasonably necessary to staff and operate the Mobile Lithotripsy System, including, without limitation, nurses, secretaries and receptionists;

     (v) The failure to establish an Executive Committee;

     (vi)  The  failure  to  timely  make  reasonable   repairs,   replacements,
alterations, additions and improvements to the equipment used in the Mobile Lithotripsy System; and

     (vii) The failure to make reasonable arrangements for the travel and location itinerary of the Mobile Lithotripsy System in the Service Area.

     Consent to the removal of the Manager shall be evidenced by a certificate of removal signed by all of the Members. In the event of removal, the new Manager shall succeed to all of the powers, privileges and obligations of the Manager. The removed Manager shall become a Member and shall maintain its same Percentage Interest in the Company notwithstanding anything contained in the Act to the contrary. In addition, in the event of removal, the new Manager shall take all steps necessary and appropriate to prepare and record an amendment to the Articles of Organization to reflect the removal of the Manager and the admission of such new Manager.

     3.2 Specific Authority of the Managers.  Without limiting the generality of
Section 3.1 above, and except as otherwise prohibited by this Agreement or the Act, the Manager or Managers shall have and exercise on behalf of the Company all powers and rights necessary or convenient to carry out the purposes of the Company. Such powers shall include, without limitation, the following:

     (a) To acquire a Mobile Lithotripsy System;

     (b) To purchase, hold, manage and dispose of Company assets, including the purchase, exchange, trade, or sale of Company assets at such price, or amount, for cash, securities or other property and upon such terms, as the Manager deems to be in the best interests of the Company; provided, that should the Company assets be exchanged or traded for securities or other property the Manager shall have the same powers with regard to such property as it does towards the property traded;

     (c) To exercise the option of the Manager or the Company to purchase a Member's Membership Interest pursuant to Article XI;

     (d) To determine the travel itinerary and site locations for the Mobile Lithotripsy System or other Company technology;

     (e) Subject to the limitations set forth in Section 4.1, to acquire (i) additional Mobile Lithotripter Systems, (ii) any other assets related to the provision of lithotripsy treatment services, or (iii) any other assets or equipment or an interest in another entity consistent with the purposes of the Company as provided in Section 1.5 (collectively, the "Additional Assets"), at such times and at such price and upon such terms, as the Manager deems to be in the best interest of the Company;

     (f) Subject to the limitations set forth in Section 4.1, to borrow money for any Company purpose and, if security is required therefor, to subject to any security device any portion of the Property of the Company, to obtain replacements of any other security device, to repay, in whole or in part, refinance, increase, modify, consolidate or extend any Encumbrance or other security device;

     (g) To deposit, withdraw, invest, pay, retain (including the establishment of reserves) and distribute the Company funds in accordance with the provisions of this Agreement;

     (h)  To  consent  to  the  modifications,   renewal  or  extension  of  any
obligations to the Company of any Person or of any agreement to which the Company is a party or of which it is a beneficiary;

     (i) To enter into and carry out contracts and agreements and any or all other documents and instruments, and to do any and all such other things as may be in furtherance of Company purposes or necessary or appropriate to the conduct of the Company activities;

     (j) To adjust, compromise, settle or refer to arbitration any claim against or in favor of the Company, and to institute, prosecute and defend any actions or proceedings relating to the Company, its business and property;

     (k) To make all decisions related to principles and methods of accounting and federal income tax elections;

     (l) Generally to possess and exercise any and all rights, powers and privileges of Managers under the Act and the laws of the State of Kentucky;

     (m) To do and perform all such other acts and things and to execute, acknowledge and deliver any and all other documents or instruments in connection with any or all of the foregoing; and

     (n) Subject to the limitations set forth in Section 4.1(j), to engage or retain one or more persons to perform acts or provide materials as may be required by the Company, at the Company's expense, and to compensate such person or persons at a rate to be set by the Manager, provided that the compensation is at the then prevailing rate for the type of services and materials provided, or both. Any person, whether a Member, an Affiliate of a Member or otherwise, including without limitation the Manager, may be employed or engaged by the Company to render services and provide materials, including, but not limited to, management services, professional services, accounting services, quality assessment services, legal services, marketing services, maintenance services or provide materials; and if such person is a Member or an Affiliate of a Member, he shall be entitled to, and shall be paid compensation for said services or materials, anything in this Agreement to the contrary notwithstanding, provided that the compensation to be received for such services or materials is competitive in price and terms with then prevailing rate for the type of services and/or materials provided. The Company, pursuant to the terms of a Management Agreement, will contract with the Management Agent with respect to the supervision and coordination of the management and administration of the day-to-day operations of the Mobile Lithotripsy System for a monthly fee equal to 7.5% of Company Cash Flow per month. All costs incurred by the Management Agent in performing its duties as management agent shall be paid by the Company directly. The Company may also contract with qualified physicians desiring to use the Mobile Lithotripsy System for treatment of patients. Owning an interest in the Company shall not be a condition to using the Mobile Lithotripsy System. The Manager and its Affiliates may engage in or possess an interest in other business ventures of any nature and description independently or with others, including, but not limited to, the operation of a mobile lithotripsy treatment unit similar to the Mobile Lithotripsy System, whether or not such business ventures are in direct or indirect competition with the Company, and neither the Company nor the Physician Members shall have any right by virtue of this Agreement in and to said independent ventures or to the income or profits derived therefrom.

     (o) To cause the  Company to engage in a Dilution  Offering  as provided in
Section 6.4.

     3.3 Specific Authority of Manager. Notwithstanding Sections 3.1 and 3.2, the Manager shall have and may exercise on behalf of the Company the following powers:

     (a) To prepare or cause to be prepared reports, statements and other relevant information for distribution to Members; and

     (b) To open accounts and deposit and maintain funds in the name of the Company in banks or savings and loan associations.

     3.4 Authority as to Third  Persons.  Notwithstanding  Sections 3.2, 3.3 and
4.5 the signed statement of the Manager reciting that he has the authority or the necessary approvals of either the Executive Committee or the Members for any action, as to any third Person, shall be conclusive evidence of the authority of the Manager to take that action and of compliance with Section 3.2, if applicable. Each Physician Member will promptly execute instruments determined by the Manager to be appropriate to evidence the authority of the Manager to consummate any transaction permitted by this Agreement.

     3.5 Compensation and Expenses. The Manager shall not receive any compensation from the Company for serving as Manager, but all expenses incurred by the Manager in connection with its service as Manager will be paid or promptly reimbursed by the Company. Nothing contained in this Section 3.5 is intended to affect the Percentage Interest of the Manager as a Member or the amounts that may be payable to the Manager by reason of its respective Percentage Interests.

     3.6 Indemnification and Exculpation of the Manager. The Manager, as the managing member of the Company, is accountable to the Company as a fiduciary and consequently must exercise good faith and integrity in handling Company affairs. The Manager and its Affiliates shall have no liability to the Company which arises out of any action or inaction of the Manager or its Affiliates if the Manager or its Affiliates, in good faith, determined that such course of conduct was in the best interest of the Company and such course of conduct did not constitute gross negligence or willful misconduct of the Manager or its Affiliates. The Company shall indemnify the Manager, each officer, director, employee, agent or Affiliate of the Manager or of any of their officers or directors (the "Indemnified Persons") against any direct and actual losses, liabilities, damages or expenses (including court costs and reasonable attorney's fees but excluding consequential damages) that any of the Indemnified Persons incur in connection with the Company, but only to the extent that such Indemnified Person acted in good faith, without gross negligence, or willful misconduct, and in a manner reasonably believed to be in the best interests of the Company. Any attorney's fees or other litigation expenses incurred by an Indemnified Person shall be advanced to such Indemnified Person within 30 days of receipt of a written demand therefor, together with an undertaking by or on behalf of the Indemnified Person to repay to the Company such amount if it is ultimately determined that the Indemnified Person is not entitled to be indemnified by the Company pursuant to this Section 3.6.

     3.7 Liability for Return of Capital Contribution. The Manager shall not be liable for the return of the Capital Contributions of the Physician Members, and upon dissolution, the Physician Members shall look solely to the assets of the Company.

                        ARTICLE IV - EXECUTIVE COMMITTEE

     4.1 General Powers. The business and affairs of the Company shall be managed under the direction of the Manager; provided, however, that without the prior written consent of the Executive Committee, the Manager shall have no authority to do any of the following:

     (a) The refinancing of any Company indebtedness, or the incurrence of additional Company indebtedness, in excess of $100,000;

     (b) A capital expenditure by the Company, other than out of the initial Offering proceeds, in excess of $100,000, including the acquisition by the Company of one or more additional Mobile Lithotripsy Systems or other urological equipment;

     (c) The institution and carrying out any plan of merger, consolidation or sale of all the Membership Interests or the Company as set forth in Section 10.6;

     (d) The voluntary dissolution of the Company;

     (e) The disposition of all or substantially all of the Company's assets;

     (f) Doing any act in contravention of this Agreement;

     (g) Possessing or in any manner dealing with the Company's Property or assigning the rights of the Company in the Company's Property for other than Company purposes;

     (h) Amending this Agreement;

     (i) Expanding the Service Area beyond the boundaries of the State of Kentucky;

     (j) With the exception of the Management Agreement (including renewals thereof) and the Sales Agency Agreement, authorize or make payment of any salary or other compensation to, or enter into any contract, agreement or other arrangement with, any Affiliate of the Manager; and

     (k) Confessing a judgment against the Company in connection with any threatened or pending legal action.

     4.2 Number, Term and Qualification. The Executive Committee shall be appointed by the Manager and shall consist of four Physician Members and a representative of the Manager who need not be a Member. Each member of the Executive Committee shall continue to hold office until his or her death, resignation or removal and replacement by the Manager.

     4.3 Removal and Replacement. The Manager may remove and replace one or more of the Executive Committee members at any time, with or without cause, provided, however, that written notice of such removal and replacement must be given to the Executive Committee and all Physician Members at least five (5) days before the effective date of removal and replacement.

     4.4 Compensation and Expenses. The members of the Executive Committee shall not receive compensation for their services as such, but all expenses incurred by the members of the Executive Committee in connection with their service as such will be paid or promptly reimbursed by the Company. Any member of the Executive Committee may serve the Company in any other capacity and receive compensation therefore.

     4.5 Action by the Executive Committee. Any action to be taken by the Executive Committee under this Agreement may be taken at a meeting of the Executive Committee held on such terms, and after such notice as the Manager may establish; provided, however, that notice of a meeting of the Executive Committee must be given to all Members entitled to vote at the meeting at least five (5) days before the date of the meeting. All of the members of the Executive Committee in office shall constitute a quorum for the transaction of business at a meeting of the Executive Committee, and the affirmative vote of a majority of such members shall constitute the act of the Executive Committee, unless a different affirmative vote is otherwise specifically provided for herein. An Executive Committee member who is present at a meeting of the Executive Committee at which action on any Company matter is taken is deemed to have assented to the action taken unless he or she objects at the beginning of the meeting (or promptly upon arrival) to the holding, or transacting of business at, the meeting, or unless his or her dissent or abstention is entered in the minutes of the meeting or unless he or she shall file written notice of his or her dissent or abstention to such action with the presiding officer of the meeting before its adjournment or with the Manager immediately after adjournment of the meeting. The right of dissent or abstention shall not apply to a member of the Executive Committee who voted in favor of such action.

     4.6 Action Without Meeting. Unless otherwise provided in this Agreement, any action required or permitted to be taken at a meeting of the Executive Committee may be taken without a meeting if the action is taken by all members of the Executive Committee. Such action must be evidenced by one or more written consents signed by each member before or after such action, describing the action taken, and included in the records of the Company. Action taken without a meeting is effective when the last director signs the consent, unless the consent specifies a different effective date.

     4.7 Meeting by Communications Device. Unless otherwise provided in this Agreement, the Executive Committee may permit any or all members to participate in a meeting by, or conduct the meeting through the use of, any means of communication by which all members participating may simultaneously hear each other during the meeting. A member participating in a meeting by this means is deemed to be present in person at the meeting.

     4.8 Indemnification of Executive Committee Members. The Executive Committee and its members shall have no liability to the Company which arises out of any action or inaction of the Executive Committee if the Executive Committee and its members in good faith determined that such course of conduct was in the best interest of the Company and such course of conduct did not constituted gross negligence or willful misconduct of the Executive Committee and its members. The Company shall indemnify the members of the Executive Committee against any direct and actual losses, liabilities, damages or expenses (including court cost and reasonable attorney's fees but excluding consequential damages) that any of the members incur in connection with the Company but only to the extent that such member acted in good faith, without gross negligence, and in a manner reasonably believed to be in the best interests of the Company. Any attorney's fees or other litigation expenses incurred by a member of the Executive Committee member shall be advanced to such member within thirty (30) days of receipt of a written demand therefor, together with an undertaking by or on behalf of the member to repay to the Company such amount if it is ultimately determined that such member is not entitled to be indemnified by the Company pursuant to this Section 4.8.

     4.9 Liability for Return of Capital Contribution. The Executive Committee and its members shall not be liable for the return of the Capital Contributions of the Members, and upon dissolution, the Members shall look solely to the assets of the Company.


                  ARTICLE V - RIGHTS AND OBLIGATIONS OF MEMBERS

     5.1 Names and Addresses of Members. The names, addresses and Percentage Interests of the Members are as reflected in Schedule I attached hereto and made a part hereof, which Schedule shall be amended by the Company upon the effective date of any Transfer or subsequent issuance of any Membership Interest.

     5.2 No Management by Members. The Members in their capacity as Members shall not take part in the management or control of the business, nor transact any business for the Company, nor shall they have power to sign for or to bind the Company. The Company may, however, contract with one or more Members to act as the local Medical Director for the Mobile Lithotripsy System. No Member may withdraw from the Company except as expressly permitted herein.

     5.3 Election of Manager. PKST shall serve as the initial Manager of the Company. The Members shall have the power to remove and replace the Manager as set forth in Section 3.1(d).

     5.4 Action by Members. Any action to be taken by the Members under the Act or this Agreement may be taken (i) at a meeting of the Members held on such terms, and after such notice as the Manager may establish; provided, however, that notice of a meeting of Members must be given to all Members entitled to vote at the meeting at least five (5) days before the date of the meeting, or
(ii) by written action of a Majority in Interest of the Members; provided, however, that any action requiring the consent of all Members under the Act or this Agreement taken by written action must be signed by all Members. No notice need be given of action proposed to be taken by written action, or an approval given by written action, unless specifically required by this Agreement or the Act. Such written actions must be kept with the records of the Company.

     5.5 Operation of Mobile System. The Members shall not operate or utilize the Mobile Lithotripsy System or other Company equipment except pursuant to (i) an agreement with the Company; or (ii) any other arrangement specifically approved by the Manager.

     5.6 Outside Activities. The Physician Members agree that they owe fiduciary duties to the Company and, as a consequence, each Physician Member agrees that he or she shall not engage in "Outside Activities" (as defined below) in the "Market Area" (as defined below) while he or she is a Member of the Company. The phrase "Outside Activities" means directly or indirectly owning, leasing or subleasing Mobile Lithotripsy System (or any similar equipment or competing devices used for lithotripsy of renal stones) or any other therapeutic equipment acquired by the Company. Prohibited indirect ownership shall include the direct or indirect ownership of any interest in a business venture (through stock ownership, partnership interest ownership, ownership by or through a close family member, or as otherwise determined in good faith by the Manger) involving the ownership, purchase, lease, sublease, promotion, management or operation of a Mobile Lithotripsy System (or similar equipment or competing devices used for lithotripsy of renal stones), or other competing device or equipment, unless the Manager determines that such activity by the Physician Members is not detrimental to the best interests of the Company.

     Upon the termination or transfer of a Physician Member interest in the Company for any reason, including a transfer pursuant to Section 11.3 hereof, the withdrawing Physician Member shall not, for a period of two (2) years following the date of his or her withdrawal, engage in any Outside Activities in any "Market Area" in which the Company is transacting business or within the prior twelve months has transacted business (the "Restricted Facilities"). For the purposes of this Section 5.6, the term "Market Area" shall mean (i) the area within a fifty mile radius of any Restricted Facility, but if such area is determined by a court of competent jurisdiction to be too broad, then it shall mean (ii) the area within a twenty-five mile radius of any Restricted Facility, but if such area is determined by a court of competent jurisdiction to be too broad then it shall mean (iii) the area within a ten mile radius of any Restricted Facility.

     In the event a Physician Member wishes and intends to engage in an Outside Activity in a Market Area, he or she must provide written notice of such intent to the Manager prior to engaging in the Outside Activity. The written notice shall be deemed an election by the Physician Member to withdraw from the Company (the "Notice of Withdrawal"), and shall give the Manager the purchase rights as provided in Section 11.3 hereof. After the Notice of Withdrawal, the former Physician Member may engage in an Outside Activity in the Market Area only after waiting the period of two years specified in this Section 5.6. In the event of breach of the waiting period, the Company shall be entitled to any remedy at law or equity with respect to such breach, including without limitation an injunction or suit for damages.

     If a Physician Member during his or her participating in the Company engages in an Outside Activity in a Market Area without first notifying the Manager in violation of this Section 5.6, the Physician Member shall be deemed to have given a Notice of Withdrawal on the date the Manager first becomes aware of the Physician Member's Outside Activity in the Market Area. Upon receiving a Physician Member's Notice of Withdrawal or equivalent thereof, the Company may invoke the purchase rights provided in Section 11.3 and shall be entitled to any other remedy at law or equity including without limitation and injunction or suit for damages.

     5.7 Disclosure of Confidential Information. Each Physician Member acknowledges and agrees that his or her participation in the Company under this Agreement necessarily involves his or her understanding of and access to certain trade secrets and other confidential information pertaining to the business of the Company. Accordingly, each Physician Member agrees that at all times during his or her participation in the Company as a Member and thereafter, he or she will not, directly or indirectly, without the express written authority of the Company, unless required by law or directed by a applicable legal authority having jurisdiction over the Physician Member, disclose or use for the benefit of any person, corporation or other entity (other than the Company), or himself or herself, (i) any trade, technical, operational, management or other secrets, any patient or customer lists or other confidential or secret data, or any other proprietary, confidential or secret information of the Company or (ii) any confidential information concerning any of the financial arrangements, financial positions, hospital or physician contracts, third party payor arrangements, quality assurance and outcome analysis programs, competitive status, customer or supplier matters, internal organizational matters, technical abilities, or other business affairs of or relating to the Company. The Physician Members acknowledge that all of the foregoing constitutes proprietary information, which is the exclusive property of the Company. In the event of breach of this Section
5.7 as determined by the Manager, the Company shall be entitled to any remedy at law or equity with respect to such breach, including without limitation, an injunction or suit for damages.

     5.8  Limited   Liability.   No  Members  shall  be  required  to  make  any
contribution to the capital of the Company except as set forth in Article VI, nor shall any Member in his or her capacity as such be bound by, or personally liable for, any expense, liability or obligation of the Company except to the extent of his or her (i) interest in the Company, (ii) Guaranties of Company obligations, and (iii) obligation to return Distributions made to him or her under certain circumstances as required by the Act.


                       ARTICLE VI - CAPITAL CONTRIBUTIONS,
                        GUARANTIES AND DILUTION OFFERINGS

     6.1 Manager Contribution. On or before the date of this Agreement, the Manager will contribute to the capital of the Company cash in an amount equal to 20% (up to $50,000) of the total cash contributed to the Company by the Members in the Offering made pursuant to the Memorandum.

     6.2 Physician Members Contribution. Each Physician Member hereby agrees to contribute and shall contribute to the capital of the Company on the date of his or her admission to the Company the cash amount set forth opposite his or her name on Schedule I attached hereto.

     6.3 No Interest. Except as otherwise provided herein, no interest shall be paid on any contribution to the capital of the Company.

     6.4 Dilution Offerings. As provided in Section 4.1(a), Manager may, from time to time, cause the Company to issue, offer and sell additional Membership Interests in the Company (a "Dilution Offering") to local urologists who are not already Members ("Qualified Investors"). The primary purpose of any Dilution Offering would be (i) to raise additional capital for any legitimate Company purpose as set forth in Section 1.5 and (ii) to assure the highest quality of patient care by admitting Qualified Investors to the Company who would be dedicated and motivated as owners to follow the Company's treatment protocol, and comply with its quality assurance and outcome analysis programs.

Any Membership Interests offered by the Company in a Dilution Offering shall be sold in the manner and according to the terms prescribed in the sole discretion of the Manager; provided, however, that any additional Membership Interests offered in a Dilution Offering will be sold for a price no lower than the highest price for which proportionate Membership Interests in the Company have been previously sold by the Manager. Any sale of additional Membership Interests will result in the proportionate dilution of the Company Percentage Interests of the existing Members. Any investor acquiring a Membership Interest in a Dilution Offering shall agree to be bound by the terms of this Agreement, and shall be automatically admitted as a Member of the Company notwithstanding any other provisions in this Agreement to the contrary. Any adjustment in the Members' Percentage Interests resulting from a Dilution Offering shall be set forth on
Schedule I attached hereto.

6.5 Conditions to the Capital Contributions of the Physician Members. The obligation of the Physician Members to make cash Capital Contributions hereunder are subject to the condition that the representations, warranties, agreements and covenants of the Manager set forth in Article VII of this Agreement are and shall be true and correct or have been and will have been complied with in all material respects on the date such Capital Contributions are required to be made, except to the extent that any such representation or warranty expressly pertains to an earlier date.

6.6 Capital Accounts. A Capital Account shall be established for each Member and shall be credited with each Member's Capital Contributions pursuant to Sections
6.1 and 6.2. All contributions of property to the Company by a Member shall be valued and credited to the Member's Capital Account at such property's gross fair market value on the date of contribution as determined by the contributing Member and the Manager. All distributions of Property to the Member by the Company shall be valued and debited against the Member's Capital Account at such Property's gross fair market value on the date of distribution as determined by the Manager. Each Member's Capital Account shall at all times be determined and maintained pursuant to the principles of this Section 6.6 and Treasury
Regulations Section 1.704-1(b)(2)(iv). A Member shall not be entitled to withdraw any part of his or her Capital Account except as otherwise specifically provided herein. Each Member's Capital Account shall be increased in accordance with such Regulations by:

(i) The amount of Profits allocated to the Member pursuant to this Agreement;

(ii) The amount of all Gains From Capital Transactions allocated to the Member pursuant to this Agreement; and

(iii) The amount of any Company liabilities assumed by the Member or which are secured by any Company property distributed to such Member.

Each Member's Capital Account shall be decreased in accordance with such Regulations by:

     (i) The amount of Losses allocated to the Member pursuant to this Agreement;

     (ii) The amount of Company Cash Flow distributed to the Member pursuant to this Agreement;

     (iii) The amount of Company Sales Proceeds and Company Refinancing Proceeds distributed to the Member pursuant to this Agreement; and

     (iv) The amount of any liabilities of the Member assumed by the Company or which are secured by any property contributed by such Member to the Company.

     In addition, each Member's Capital Account shall be subject to such other adjustments as may be required in order to comply with the capital account maintenance requirements of Section 704(b) of the Code.

     In the event that the Manager shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities that are secured by contributed or distributed property or that are assumed by the Company or the Members), are computed in order to comply with such Treasury Regulations, the Manager may make such modification, provided that it is not likely to have a material effect on the amounts distributable to any Member upon dissolution of the Company. The Manager also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Members and the amount of Company capital reflected on the Company's balance sheet, as computed for book purposes, in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(g), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Treasury Regulations Section 1.704-1(b).


                  ARTICLE VII - REPRESENTATIONS, WARRANTIES AND
                            COVENANTS OF THE MANAGER

     7.1 Manager's Representations and Warranties. The Manager hereby represents and warrants to the Physician Members that:

     (a) The Company is a limited liability company formed in accordance with and validly existing under the Act and the other applicable laws of the State of Kentucky;

     (b) The interest in the Company of the Physician Members will have been duly authorized or created and validly issued and the Physician Members shall have no personal liability to contribute money to the Company other than the amounts agreed to be contributed by them in the manner and on the terms set forth in this Agreement, subject, however, to such limitations as may be imposed under the Act;

     (c) No material breach or default adverse to the Company exists under the terms of any other material agreement affecting the Company; and

     (d) The Manager is a New Jersey corporation formed and existing under the laws of the State of New Jersey.

     7.2 Manager's Covenants. The Manager hereby covenants to the Physician Members that:

     (a) It will at all times act in a fiduciary manner with respect to the Company and the Physician Members.

     (b) Except as provided in Articles III and XI, it will serve as the Manager of the Company until the Company is terminated without reconstitution; and

     (c) It will cause the Company to carry adequate public liability, property damage and other insurance as is customary in the business to be engaged in by the Company.


                ARTICLE VIII - ALLOCATIONS, ELECTIONS AND REPORTS

     8.1 Profits and Losses.

     (a) Except as otherwise provided herein, Profits and Losses of the Company and all items of tax credit and tax preference shall be allocated among the Members in accordance with their respective Percentage Interests. In the event the Percentage Interests vary during any Fiscal Year, Profits and Losses and all items of tax credit and tax preference for such Fiscal Year shall be allocated among the Members as provided in Section 8.5 below.

     (b) Losses allocated pursuant to this Section 8.1 shall not exceed the maximum amount of Losses that can be so allocated without causing any Member to have an Adjusted Capital Account Deficit at the end of any Fiscal Year. In the event some but not all of the Members would have Adjusted Capital Account Deficits as a consequence of an allocation of Losses pursuant to this
Section 8.1, the limitation set forth in this Section 8.1 shall be applied on a Member by Member basis so as to allocate the maximum possible Losses to each Member under Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations.

     8.2 Sales Commission. The Sales Commission shall be allocated to the Physician Members holding Units to the extent such Physician Members paid the Sales Commission, and in proportion to their respective capital contributions represented by such Units (i.e., $250 in Sales Commission per each such Unit). The purpose of this Section 8.2 is to allocate the Sales Commission to those Members who actually bore the burden of paying the Sales Commission.

     8.3 Nonrecourse Deductions. Nonrecourse Deductions shall be allocated among the Members in accordance with their respective Percentage Interests.

     8.4 Member Nonrecourse Deductions. Any Member Nonrecourse Deductions shall be specially allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i).

     8.5 Allocations Between Transferor and Transferee. In the event of the transfer of all or any part of a Member's Membership Interest (in accordance with the provisions of this Agreement) at any time other than at the end of a Fiscal Year, the change in any Member's Percentage Interest or the admission of a new Member (in accordance with the terms of this Agreement), the transferring Member or new Member's share of the Company's income, gain, loss, deductions and credits, as computed both for accounting purposes and for federal income tax purposes, shall be allocated between the transferor Member and the transferee Member, or the new Member and the other Members, as the case may be, in the same ratio as the number of days in such Fiscal Year before and after the date of the transfer or admission; provided, however, that if there has been a sale or other disposition of the assets of the Company (or any part thereof) during such Fiscal Year, then upon the mutual agreement of all the Members (excluding the new Member and the transferring Member), the Company shall treat the periods before and after the date of the transfer or admission as separate Fiscal Years and allocate the Company's net income, gain, net loss, deductions and credits for each of such deemed separate Fiscal Years of the Company. Notwithstanding the foregoing, the Company's "allocable cash basis items," as that term is used in Section 706(d)(2)(B) of the Code, shall be allocated as required by Section 706(d)(2) of the Code and the Treasury Regulations thereunder.

     8.6 Gains from Capital Transactions. Gains from Capital Transactions during any Fiscal Year shall be allocated as follows:

     (a) First, to those Members whose Capital Accounts immediately prior to the Capital Transaction were negative, in an amount sufficient to increase the Capital Accounts to zero, but in the event sufficient gain is not recognized to do so, then among them pro rata in proportion to their negative Capital Accounts;

     (b) Second, to the Members in an amount equal to the difference between the Company Sales Proceeds to be distributed to each of the Members as provided in
Section 8.3 and the Capital Accounts of each respective Member as adjusted (if necessary) by paragraph (a) above, but in the event sufficient gain is not recognized to do so, then among the Members in an amount which, when credited to the Capital Accounts of the Members, results in the Members' Capital Accounts bearing the same ratio to one another as the ratio of the distribution of Company Sales Proceeds to each of the Members, as provided in Section 9.3; and thereafter

     (c) Any remaining gain shall be allocated among the Members in accordance with their respective Percentage Interests as of the date of the Capital Transaction giving rise to the gain.

     8.7 Contributed Property. In accordance with Code Section 704(c) and the Treasury Regulations thereunder, income, gain, loss and deduction with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its initial Gross Asset Value at the time of contribution.

     Any elections or other decisions relating to such allocations shall be made by the Members in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 8.7 are solely for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Profits, Losses, other items or Distributions pursuant to any provision of this Agreement.

     8.8 Minimum Gain Chargeback. If there is a net decrease in Company Minimum Gain during any Fiscal Year, each Member shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent years) in an amount equal to such Member's share of the net decrease in Company Minimum Gain, determined in accordance with Treasury Regulation Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulations Sections 1.704-2(f) and 1.704- 2(j)(2). This Section
8.8 is intended to comply with the minimum gain chargeback requirement in Treasury Regulation 1.704-2(f) and shall be interpreted consistently therewith.

     8.9 Member Minimum Gain Chargeback. If there is a net decrease in Member Minimum Gain attributable to a Member Nonrecourse Debt, as defined in Treasury Regulation Section 1.704- 2(i)(4), during any Fiscal Year, each Member who has a share of the Member Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Treasury Regulation Section 1.704-2(i)(5), shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Member's share of the net decrease in Member Minimum Gain attributable to such Member Nonrecourse Debt, determined in accordance with Treasury Regulation Section 1.704-2(i)(4) and (5). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Treasury Regulations Section 1.704-2(i)(4). This Section 8.8 is intended to comply with the Member Minimum Gain chargeback requirement in Treasury Regulation Section 1.704(i)(4) and shall be interpreted consistently therewith.

     8.10 Qualified Income Offset. If any Member unexpectedly receives an adjustment, allocation or distribution as described in Treasury Regulations
Section 1.704-1(b)(2)(ii)(d)(4) through (6) which causes or increases a deficit Capital Account balance in such Member's Capital Account (as determined in accordance with such Regulation), items of Company income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital
Account Deficit of such Member as quickly as possible, provided that an allocation pursuant to this Section 8.10 shall be made if and only to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article VII have been tentatively made as if this Section 8.10 were not in this Agreement. This provision is intended to be a "qualified income offset," as defined in Treasury Regulation Section 1.704-1(b)(2)(ii)(d), such Regulation being specifically incorporated herein by reference.

     8.11 Gross Income Allocation. In the event any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this
Section 8.11 shall be made if and only to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Article VIII have been tentatively made as if this Section
8.11 and Section 8.10 hereof were not in this Agreement.

     8.12 Section 754 Adjustment. To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a Distribution to a Member in complete liquidation of his interest in the Company, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Members in accordance with their interests in the Company in the event that Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Members to whom such distribution was made in the event that Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

     8.13 Curative Allocations. The allocations set forth in Sections 8.1(b), 8.2, 8.3, 8.7, 8.8, 8.9, 8.10, 8.11 hereof (the "Regulatory Allocations") are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 8.13. Therefore, notwithstanding any other provision of this Article VIII (other than the Regulatory Allocations), the Managers shall make such offsetting special allocations of Company income, gain, loss or deduction in whatever manner they determine appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Section 8.1(a). In exercising their discretion under this Section 8.13, the Managers shall take into account future Regulatory Allocations under Sections 8.7 and 8.8 that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 8.2 and 8.3.

     8.14 Compliance  with Treasury  Regulations.  The above  provisions of this
Article VIII notwithstanding, it is specifically understood that the Manager may without the consent of any Member make such elections, tax allocations and adjustments, including amendments to this Agreement, as the Manager deem necessary or appropriate to maintain to the greatest extent possible the validity of the tax allocations set forth in this Agreement, particularly with regard to Treasury Regulations under Code Section 704(b).

     8.15 Tax Withholding. The Company shall be authorized to pay, on behalf of any Member, any amounts to any federal, state or local taxing authority, as may be necessary for the Company to comply with tax withholding provisions of the Code or other income tax or revenue laws of any taxing authority. To the extent the Company pays any such amounts that it may be required to pay on behalf of a Member, such amounts shall be treated as a cash Distribution to such Member and shall reduce the amount otherwise distributable to such Member.


                           ARTICLE IX - DISTRIBUTIONS

     9.1 Company Cash Flow. Company Cash Flow for each Fiscal Year, to the extent available, shall be distributed to the Members within 60 days of the end of each Fiscal Year, or earlier in the discretion of the Manager, in accordance with the Members respective Percentage Interests at the time of the distribution.

     9.2 Company Refinancing Proceeds. Company Refinancing Proceeds, to the extent available, shall be distributed to the Members within 60 days of the Capital Transaction giving rise to such proceeds, or earlier in the discretion of the Managers, in accordance with the Members respective Percentage Interests at the time of the distribution.

     9.3 Company Sales Proceeds. Company Sale Proceeds, to the extent available shall be distributed to the Members within 60 days of the Capital Transaction giving rise to such proceeds, or earlier, in the discretion of the Manager, in accordance with the Members respective Percentage Interests at the time of the distribution.

     9.4 Distributions in Liquidation. Upon liquidation of the Company, all the Company's Property shall be liquidated or distributed as provided in Section
12.3 and Profits and Losses allocated accordingly. Proceeds from the liquidation of the Company shall be distributed in accordance with the provisions of Section 12.3.

     9.5 Limitation Upon Distributions. No Distribution shall be declared and paid if payment of such Distribution would cause the Company to violate any limitation on distributions provided in the Act.


           ARTICLE X - TRANSFER OF INTERESTS AND ADMISSION OF MEMBERS

     10.1 Transferability of Membership Interests.

     (a) The term "transfer" when used in this Agreement with respect to a Membership Interest includes a sale, assignment, gift, pledge, exchange, or any other disposition (but does not include the issuance of new Membership Interests pursuant to a Dilution Offering);

     (b) Except as otherwise provided herein, the Manager shall not at any time transfer or assigning its interest or obligation as Manager;

     (c)  The  Membership   Interest  of  any  Physician  Member  shall  not  be
transferred, in whole or in part, except in accordance with the conditions and limitations set forth in Section 10.2 or Article XI;

     (d) The transferee of a Membership Interest by assignment, operation of law or otherwise, shall have only the rights, powers and privileges enumerated in
Section 10.3 or otherwise provided by law and may not be admitted to the Company as a Member except as provided in Section 10.4;

     (e) Notwithstanding any provision herein to the contrary, this Agreement shall in no way restrict the issuance or transfers of stock of the Manager; and

     (f) Notwithstanding any provision herein to the contrary, the issuance of Membership Interests pursuant to a Dilution Offering and the admission of new Members pursuant to a Dilution Offering shall be governed by the provisions of
Section 6.4 of this Agreement.

     10.2 Restrictions on Transfers by Physician Members.

     (a) All or part of a Membership Interest may be transferred by a Physician Member only with the prior written approval of the Manager, which approval may be granted or denied in its sole discretion.

     (b) The Manager shall not approve any transfer of a Membership Interest, except a pledge of any Membership Interest by the Manager to any bank, insurance company or other financial institution to secure payment of indebtedness (a "Permitted Pledge"), or otherwise unless the proposed transferee shall have furnished the Manager with a sworn statement that:

     (i) The proposed transferee proposes to acquire his or her Membership Interest as a principal, for investment and not with a view to resale or distribution;

     (ii)  The   proposed   transferee   meets   such   requirements   regarding
sophistication, income and net worth as required by applicable state and federal securities laws;

     (iii) The proposed transferee has met such net worth and income suitability standards as have been established by the Manager;

     (iv) The proposed transferee recognizes that investment in the Company involves certain risks and has taken full cognizance of and understands all of the risk factors related to the purchase of a Membership Interest; and

     (v) The proposed transferee has met all other requirements of the Manager for the proposed transfer.

     (c) Other than in the case of a Permitted Pledge, a transfer of a Membership Interest may be made only if, prior to the date thereof, the Company upon request receives an opinion of counsel, satisfactory in form and substance to the Manager, that neither the offering nor the proposed transfer will require registration under federal or applicable state securities laws or regulations.

     10.3 Rights of Transferee. Unless admitted to the Company as a Member in accordance with Section 10.4, the transferee of a Membership Interest or a part thereof or any right, title or interest therein (including any transferee having an interest in a Membership Interest as a result of a Permitted Pledge) shall not be entitled to any of the rights, powers, or privileges of his or her predecessor in interest, except that (s)he shall be entitled to receive and be credited or debited with his or her proportionate share of Company Profits, Losses, Gains from Capital Transactions, Company Cash Flow, Company Sales Proceeds, Company Refinancing Proceeds and Distributions in liquidation.

     10.4 Admission of Members.  Except as otherwise provided in Section 6.4 and
Article XI, the Manager, or the transferee of all or part of the Membership Interest of a Member, may be admitted to the Company as a Member upon furnishing to the Manager all of the following:

     (a) The written approval of a Majority in Interest of the Physician Members (except the assignor Member), or the assignor Members alone, which approval may be granted or denied in the sole discretion of such Members or Member (as the case may be);

     (b) The written approval of the Manager, which approval may be granted or denied in the sole discretion of the Manager;

     (c) Acceptance, in a form satisfactory to the Manager, of all the terms and conditions of this Agreement and any other documents required in connection with the operation of the Company pursuant to the terms of this Agreement;

     (d) If the transferee is a corporation, a certified copy of a resolution of its Board of Directors authorizing it to become a Member under the terms and conditions of this Agreement;

     (e) A properly executed power of attorney substantially identical to that contained in Section 13.15;

     (f) Such other documents or instruments as may be required in order to effect his or her admission as a Member; and

     (g) Payment of such reasonable expenses as may be incurred in connection with his or her admission as a Member.

     10.5 Amendment of Articles of Organization and Certificate of Qualification. The Manager shall take all steps necessary and appropriate to prepare and record any amendments to the Articles of Organization, as may be necessary or appropriate from time to time to comply with the requirements of the Act, and shall take all steps necessary and appropriate to prepare and record any and all documents necessary to qualify the Company to do business in jurisdictions where the Company is doing business, any may for these purposes exercise the power of attorney delivered to the Company pursuant to Sections
10.4 and 13.15.

     10.6 Fundamental Changes. As provided in Section 4.1(c), if the Manager and the Executive Committee approve a plan providing for the merger or consolidation of the Company with another person or entity, or the sale of all or substantially all of the Membership Interests, including without limitation the exchange of Membership Interests for equity interests in another person or entity or for cash or other consideration or combination thereof, then and in such event, the Members shall be obligated to take or refrain from taking, as the case may be, such actions as the plan may provide, including, without limitations, executing such instruments, and providing such information as the Manager shall reasonably request. Any plan described in this Section 10.6 may also effect an amendment to the Operating Agreement or the adoption of a new operating agreement in connection with the merger of the Company with another person or entity as provided in Section 275.360 of the Act. The plan may also provide that the Manager and its Affiliates shall receive fees for services rendered in connection with the operation of the Company or any successor entity following the consummation of the transactions described in the plan, and neither the Company nor the Members shall have any right by virtue of this Agreement in the income derived therefrom. Any securities or other consideration to be distributed to the Members pursuant to the plan shall be distributed in the manner set forth in Section12.3 as though the Company were being liquidated. For this purpose only, the fair market value of the securities or other consideration to be received pursuant to the plan shall be treated as "Profits" and the capital accounts of the Members shall be increased in the manner provided in Section 6.6. No Member shall be entitled to any appraisal or similar rights in connection with a plan contemplated by this Section 10.6.


     ARTICLE XI - OPTIONAL PURCHASE OF MEMBERSHIP INTERESTS ON CERTAIN EVENTS

     11.1 Death. Upon the death of a Physician Member, the deceased Physician Member's executor, administrator, or other legal or personal representative shall give written notice of that fact to the Membership. The Manager shall have the option to purchase at the Closing (as defined below) the Membership Interest of the deceased Physician Member (whose executor, administrator or other legal or personal representative shall then become obligated to sell such Membership Interest) at the price determined in the manner provided in Section 11.6 of this Agreement and on the terms and conditions provided in Section 11.7 of this Agreement. The Manager shall have a period of thirty (30) days following the date it first received notice of the death of the Physician (the "Option Period") within which to notify in writing the deceased Physician's executor, administrator or other legal or personal representative, whether the Manager desires to purchase all or a portion of the Membership Interest of the deceased Member. If the Manager does not elect to purchase the entire Membership Interest of the deceased Physician Member before the expiration of the Option Period and in the manner provided herein, the portion of the Membership Interest not purchased shall be held by the deceased Physician Member's executor, administrator or other legal representative pursuant to the terms of this Agreement. The Manager, in its sole discretion, may elect to assign its rights to purchase the Membership Interest of a deceased Physician Member under this Section 11.1 to the Company and, in such case, the Company shall have the same rights as provided for the Manager under this Section 11.1.

     11.2 Bankruptcy, Insolvency or Assignment for Benefit of Creditors of a Physician Member. In the event that an involuntary or voluntary proceeding under the Federal Bankruptcy Code, as amended, is filed for or against any Physician Member, or if any Physician Member shall make an assignment for the benefit of his or her creditors, or if any Physician Member has a receiver or custodian appointed for his assets, or any Physician Member generally fails to pay his or her debts when due, the insolvent Physician Member shall give written notice (the "Notice of Insolvency") to the Manager of the commencement of any such proceeding or the occurrence of such event within five days of the first notice to him or her of such commencement or occurrence of such event. The Manager shall have the option to purchase at the Closing (as defined below) the Membership Interest of the insolvent Physician Member (which insolvent Physician Member or his trustee, custodian, receiver or other personal or legal representative, as the case may be, shall then become obligated to sell such Membership Interest) at the price determined in the manner provided in
Article 11.6  of this  Agreement  and on the terms and  conditions  provided  in
Article 11.7 of this Agreement. The Manager shall have a period of thirty (30) days following the date of either the Notice of Insolvency, or if such formal notice is not given, the date the Manager first becomes aware of the financial condition of the Physician Member as outlined in this Article 11.2 (the "Option Period"), within which to notify in writing the insolvent Physician Member or his trustee, custodian, receiver, or other legal or personal representative, whether the Manager wishes to purchase all or a portion of the Membership Interest of the insolvent Physician Member. If the Manager does not elect to purchase the entire Membership Interest of the insolvent Physician Member before the expiration of the Option Period and in the manner provided herein, the portion of the Membership Interest not purchased shall be held by the insolvent Member, his trustee, custodian, receiver or other legal or personal representative pursuant to the terms of this Agreement. The Manager, in its sole discretion, may elect to assign its rights to purchase the Membership Interest of an insolvent Physician Member under this Section 11.2 to the Company and, in such case, the Company shall have the same rights as provided for the Manager under this Section 11.2.

     11.3 Breach of Section 5.6. In the event the Manager either receives a Notice of Withdrawal as provided in Section 5.6 or receives notice of a breach of Section 5.6 by a Physician Member (the "Defaulting Physician Member"), the Manager may elect, in its sole discretion, to treat such event as a default under this Agreement and enforce the provisions of this Section 11.3. If the Manager elects to enforce the provisions of this Section 11.3, the Manager shall give written notice of such election (the "Notice of Default") to the Defaulting Physician Member within 180 days of the date the Manager first received notice of the defaulting event. Upon giving the Notice of Default, the Manager shall have the option to purchase at the Closing (as defined below) the Membership Interest of the Defaulting Physician Member (which Defaulting Physician Member shall then become obligated to sell such Membership Interest) at the price determined in the manner provided in Section 11.6 of this Agreement and on the terms and conditions provided in Section 11.7 of this Agreement. The Manager shall have a period of thirty (30) days following the date of the Notice of Default (the "Option Period") within which to notify in writing the Defaulting Physician Member, whether the Manager wishes to purchase all or a portion of the Membership Interest of the Defaulting Physician Member. If the Manager does not elect to purchase the entire Membership Interest of the Defaulting Physician Member before the expiration of the Option Period and in the manner provided herein, the portion of the Membership Interest not purchased shall be held by the Defaulting Physician Member pursuant to the terms of this Agreement. The Manager, in its sole discretion, may elect to assign its rights to purchase the Membership Interest of a Defaulting Physician Member under this
Section 11.3 to the Company and, in such case, the Company shall have the same rights as provided for the Manager under this Section 11.3.

     11.4 Domestic Proceeding. In the event that a spouse of a Physician Member commences against a Physician Member, or a Physician Member is named in, a Domestic Proceeding, the Physician Member shall give written notice (the "Notice of Domestic Proceeding") to the Manager of the commencement of any such proceeding within five days of the first notice to him or her of such commencement. The Manager shall have the option to purchase at the Closing (as defined below) the Membership Interest of the Physician Member involved in the Domestic Proceeding (which Physician Member shall then become obligated to sell such Membership Interest), at the price determined in the manner provided in
Section  11.6 of this  Agreement  and on the terms and  conditions  provided  in
Section 11.7 of this Agreement. The Manager shall have a period of thirty (30) days following the date of either the Notice of Domestic Proceeding, or if such formal notice is not given, the date the Manager first becomes aware of the domestic circumstances of the Physician Member as provided in this Section 11.4 (the "Option Period"), within which to notify in writing the Physician Member involved in the Domestic Proceeding, whether the Manager wishes to purchase all or a portion of the Membership Interest of such Physician Member. If the Manager does not elect to purchase the Membership Interest of the Physician Member involved in the Domestic Proceeding before the expiration of the Option Period and in the manner provided herein, the portion of the Membership Interest not purchased shall be held by such Physician Member pursuant to the terms of this Agreement. The Manager, in its sole discretion, may elect to assign its rights to purchase the Membership Interest of the Physician Member involved in the Domestic Proceeding under this Section 11.4 to the Company and, in such case, the Company shall have the same rights as provided for the Manager under this
Section 11.4.

     11.5 Divestiture Option. If state or federal regulations or laws are enacted or applied, or if any other legal developments occur, which, in the opinion of the Manager adversely affect (or potentially adversely affect) the operation of the Membership (e.g., the enactment or application of prohibitory physician self-referral legislation against the Company or its Members), the Manager shall promptly either, in its discretion, (i) take the steps outlined in this Section 11.5 to divest the Physician Members of their Membership Interests, or (ii) dissolve the Company as provided in Article XII. If the Manager chooses option (i), it shall deliver a written notice to all of the Physician Members (the "Notice of Election") and purchase such Membership Interests for its own account. The purchase price to be paid for each Membership Interest shall be determined in the manner as provided in Section 11.6 and shall be on the terms and conditions as provided in Section 11.7. The transfer of the Membership Interests and the payment of the purchase price (as provided in Section 11.6) shall be made at such time as determined by the Manager to be in the best interests of the Company and its Physician Members. Each Physician Member hereby makes, constitutes and appoints the Manager, with full power of substitution, his true and lawful attorney-in-fact, to take such actions and execute such documents on his behalf to effect the transfer of his Membership Interest as provided in this Section 11.5.

     11.6 Purchase Price. The purchase price to be paid for the Membership Interest of any Physician Member whose interest is being purchased pursuant to the provisions of Article 17.1, 17.2, 17.3, 17.4 or 17.5 (the "Withdrawing Physician Member") shall be determined in the manner provided in this Article
17.6. The purchase price for the Membership Interest purchased pursuant to the provisions of Sections 11.2, 11.3, 11.4 or 11.5 shall be an amount equal to the lesser of (i) the fair market value of the Withdrawing Physician Member's Membership Interest on the Valuation Date (prorated in the event that only a portion of his or her Membership Interest is being purchased) as determined by an Appraiser (as defined below) selected by the Manager, or (ii) the Withdrawing Physician Member's share of the Company's book value, if any, (prorated in the event that only a portion of his or her Membership Interest is being purchased) as reflected by the Capital Account of the Withdrawing Physician Member (unadjusted for any appreciation in Company assets and as reduced by depreciation deductions claimed by the Company for tax purposes) as of the Valuation Date (as defined below). In the case of a purchase of a Membership Interest pursuant to the provisions of Section 11.1, the purchase price shall be an amount equal to the greater of (i) two (2) times the aggregate distributions made with respect to such Membership Interest pursuant to Section 9.1 during the twelve-month period ending on the Valuation Date or (ii) the Withdrawing Physician Member's share of the Company's book value determined in the manner described above. For the purposes of this Section 11.6, the term "Appraiser" shall mean an independent appraiser who is qualified in appraising membership interests and who has at least five years experience. In determining fair market value, the Appraiser shall take into consideration any outstanding indebtedness, liabilities, liens and obligations of the Company and the relative Membership Interests and capital accounts of all Members, as well as applying any customary discounts for lack of liquidity and control. Such appraisal shall be conducted in accordance with professional appraisal standards. The valuation of the Appraiser shall be conclusive and binding upon the Company, the purchaser and the Withdrawing Physician Member and his or her representatives. The determination of the Withdrawing Physician Member's Capital Account on the Valuation Date (as defined below) shall be made by the Company's internal accountant (the "Company Accountant") upon a review of the Company's books of account, and a formal audit is expressly waived. The statement of the Company Accountant with respect to the Capital Account of the Withdrawing Physician Member on the Valuation Date shall be binding and conclusive upon the Company, the purchaser and the Withdrawing Physician Member and his representative. The Manager, in its sole discretion, may pursue both of the above valuation methods and choose the lesser value of the two as indicated above, or may designate and follow only one of the methods in calculating the purchase price. The Valuation Date shall be the last day of the month immediately preceding the month in which occurs: (i) the death of a Physician Member, in the case of a purchase by reason of death; (ii) the bankruptcy or insolvency of a Physician Member, in the case of a purchase by reason of such bankruptcy or insolvency; (iii) the Notice of Withdrawal or breach of Section 5.6 as provided in Article 11.3 in the case of a purchase by reason thereof; (iv) the commencement of the Domestic Proceeding, in the case of a purchase by reason thereof; or (v) the Notice of Election as provided in Section 11.5, in the case of a purchase by reason thereof. Any Physician Member whose Membership Interest is purchased pursuant to the provisions of Section 11.2, 11.3, 11.4 or 11.5 shall be entitled only to the purchase price which shall be paid at the Closing in cash (or by certified or cashier's check) and shall not be entitled to any Company distributions made after the Valuation Date. The transfer of a Membership Interest of a Withdrawing Physician Member shall be deemed to occur as of the Valuation Date and the Withdrawing Physician Member shall have no voting or other rights as a Physician Member after such date. The purchaser shall be entitled to any distributions attributable to the transferred interest after the Valuation Date and the Company shall have the right to deduct the amount of any such distributions made to the Withdrawing Physician Member after the Valuation Date from the purchase price.

     11.7 Closing of Purchase and Sale. The Closing of any purchase and sale of a Membership Interest pursuant to Section 11.1, 11.2, 11.3, 11.4 or 11.5 of this Agreement shall take place at the principal office of the Company, or such other place designated by the Manager, on the date determined as follows (the "Closing"):

     (a) In the case of a purchase and sale occurring by reason of the death of a Physician Member as provided in Section 11.1 of this Agreement, the Closing shall be held on the thirtieth day (or if such thirtieth day is not a business day, the next business day following the thirtieth day) next following the last to occur of:

     (i) Qualification of the executor or personal administrator of the deceased Physician Member's estate;

     (ii) The date on which any necessary determination of the purchase price of the Membership Interest to be purchased has been made; or

     (iii) The date that coincides with the close of the Option Period.

     (b) In the case of a purchase and sale occurring by reason of the occurrence of one of the events described in Section 11.2, 11.3, 11.4 or 11.5 of this Agreement, the Closing shall be held on the thirtieth day (or if such thirtieth day is not a business day, the next business day following the thirtieth day) next following the later to occur of:

     (i) The date on which any necessary determination of the purchase price of the Membership Interest to be purchased has been made; or

     (ii) The date that coincides with the close of the Option Period.

     At the Closing, although not necessary to effect the transfer, the Withdrawing Physician Member shall concurrently with tender and receipt of the applicable purchase price, deliver to the purchaser duly executed instruments of transfer and assignment, assigning good and marketable title to the portion or portions of the Withdrawing Physician Member's entire Membership Interest thus purchased, free and clear from any liens or encumbrances or rights of others therein. The parties acknowledge that occurrence of any of the triggering events described in Section 11.1, 11.2, 11.3, 11.4 or 11.5 and compliance with all the Articles of this Agreement, except the execution of the transfer documents by the Withdrawing Member as provided above in this Section 11.7, are sufficient to effect the complete transfer of the Withdrawing Physician Member's interest and the Withdrawing Physician Member shall be deemed to consent to admission of the transferee as a substitute Physician Member. Notwithstanding the date of the Closing or whether a Closing is successfully held, the transfer of a Membership Interest of a Withdrawing Physician Member shall be deemed to occur as of the Valuation Date as defined in Section 11.6. The deemed transfer is effective regardless of whether the Withdrawing Physician Member performs the duties set forth in this Section 11.7.

     11.8 Terms and Conditions of Purchase. The Membership Interest of a Physician Member shall not be transferred to any Member unless the requirements of Sections 10.2 and 10.4 (b) through (g) are satisfied with respect to it. The purchaser shall be liable for all obligations and liabilities connected with that portion of the Membership Interest transferred to it unless otherwise agreed in writing.


            ARTICLE XII - DISSOLUTION AND LIQUIDATION OF THE COMPANY

     12.1 Dissolution Events. The Company will be dissolved upon the happening of any of the following events:

     (a) The expiration of its term on December 31, 2047;

     (b) The filing by, on behalf of, or against the Manager of any petition or pleading, voluntary or involuntary, to declare the Manager bankrupt under any bankruptcy law or act, or the commencement in any court of any proceeding, voluntary or involuntary, to declare the Manager insolvent or unable to pay its debts, or the appointment by any court or supervisory authority of a receiver, trustee or other custodian of the property, assets or business of the Manager or the assignment by it of all or any part of its property or assets for the benefit of creditors, if said action, proceeding or appointment is not dismissed, vacated or otherwise terminated within ninety (90) days of its commencement;

     (c) The determination of the Manager and Executive Committee in accordance with Section 4.1(d) that the Company should be dissolved;

     (d) The approval of a plan by the Manager and Executive Committee in accordance with Section 4.1(c) providing for the merger, consolidation or sale of Membership Interests as described in Section 10.6;

     (e) The election of the Manager to dissolve the Company following the occurrence of an event described in Article 11.5;

     (f) The sale, exchange or other disposition of all or substantially all of the Property of the Company without making provision for the replacement thereof; or

     (g) Any other event resulting in the dissolution or termination of the Company under the laws of the State of Kentucky.

     12.2  Continuation.  Upon the occurrence of any of the events  described in
Section 12.1(b) above with respect to the Manager, the business of the Company will be continued if within ninety (90) calendar days all of the remaining Members elect to continue the business of the Company. If the Members fail to continue the Company's business as provided in this Section, the Company will be liquidated under Section 12.3.

     12.3  Liquidation.  Upon the  happening  of any of the events  specified in
Section 12.1 and, if applicable, the failure to continue the business of the Company under Section 12.2, the Manager, or any liquidating trustee elected by a Majority in Interest of the Members, will commence as promptly as practicable to wind up the Company's affairs unless the Manager or the liquidating trustee (either, the "Liquidator") determines that an immediate liquidation of Company assets would cause undue loss to the Company, in which event the liquidation may be deferred for a time determined by the Liquidator to be appropriate. Assets of the Company may be liquidated or distributed in kind, as the Liquidator determines to be appropriate. The Members will continue to share Company Cash Flow, Profits and Losses during the period of liquidation in the manner set forth in Articles VIII and IX. The proceeds from liquidation of the Company, including repayment of any debts of Members to the Company, and any Company assets that are not sold in connection with the liquidation will be applied in the following order of priority:

     (a) To payment of the debts and satisfaction of the other obligations of the Company, including without limitation debts and obligations to Members;

     (b) To the establishment of any reserves deemed appropriate by the Liquidator for any liabilities or obligations of the Company, which reserves will be held for the purpose of paying liabilities or obligations and, at the expiration of a period the Liquidator deems appropriate, will be distributed in the manner provided in Section 12.3(c); and

     (c) To the payment to the Members of the positive balances in their respective Capital Accounts, pro rata, in proportion to the positive balances in those capital accounts after giving effect to all allocations under Article VIII and all distributions under Article IX for all prior periods, including the period during which the process of liquidation occurs.

     12.4 Articles of Dissolution. Upon the dissolution and completion of the winding up of the Company, the Manager shall cause a Articles of Dissolution to be executed on behalf of the Company and filed with the Secretary of State, and the Manager shall execute, acknowledge and file any and all other instruments necessary or appropriate to reflect the dissolution and winding up of the Company.

                          ARTICLE XIII - MISCELLANEOUS

     13.1 Fiscal Year. The Fiscal Year will end on December 31, unless another fiscal year-end is selected by the Managers.

     13.2 Records. Proper and complete records and books of account shall be kept by the Manager in which shall be entered fully and accurately all transactions and such other matters relating to the Company's business as are usually entered into records and books of account maintained by persons engaged in business of like character. The records of the Company will be maintained at the principal place of business of the Company, or at any other location the Manager selects provided that the Company keep at its principal place of business the records required by the Act to be maintained there. Appropriate records in reasonable detail will be maintained to reflect income tax information for the Members. Each Member may inspect and make copies of the records maintained by the Company during reasonable business hours and upon reasonable notice. Each Member, at his or her expense, may make copies of the records maintained by the Company and may require an audit of the books of account maintained by the Company to be conducted by the independent accountants for the Company.

     13.3 Reports. The Manager, at the expense of the Company, will cause to be prepared in accordance with the method of accounting then used by the Company and distributed to each Member within ninety (90) days after the end of each Fiscal Year, a balance sheet as of the close of the Fiscal Year and the annual income tax returns and related schedules of the Company for the Fiscal Year.

     13.4 Reserves. The Manager may cause the Company to create reasonable reserve accounts to be used exclusively for repairs and acquisition of Additional Assets and for any other valid Company purpose. The Manager shall in its sole discretion determine the amount of payments to such reserve accounts.

     13.5 Notices. The Manager will notify the Members of any change in the name, principal or registered office or registered agent of the Company. Any notice or other communication required by this Agreement must be in writing. Notices and other communications will be deemed to have been given when delivered by hand or dispatched by telegraph, telex or other means of electronic facsimile transmission, or three business days after being deposited in the United States mail, postage prepaid, addressed to the Member to whom the notice is intended to be given at his or her address set forth on Schedule I of this Agreement or, in the case of the Company, to its principal place of business provided for in Section 1.4. A Person may change his or her notice address by notice in writing to the Company and to each other Member given under this
Section 13.5.

     13.6 Amendments. Except as expressly provided in this Agreement in Section 4.1(h), no amendment of this Agreement will be valid or binding upon the Members, nor will any waiver of any term of this Agreement be effective, unless in writing and signed by the Manager and a majority of the members of the Executive Committee.

     13.7 Additional Documents. Each party agrees to execute and acknowledge all documents and writings which the Manager may deem necessary or expedient in the creation of this Company and the achievement of its purpose, specifically including but not limited to, articles of organization and all amendments, as well as any cancellation thereof.

     13.8 Representations of Members. Each Member represents and warrants to the Company and every other Member that (s)he (a) is fully aware of, and is capable of bearing, the risks relating to an investment in the Company, (b) understands that his or her interest in the Company has not been registered under the Securities Act or the securities law of any jurisdiction in reliance upon exemptions contained in those laws, and (c) has acquired his or her interest in the Company for his or her own account, with the intention of holding the interest for investment and without any intention of participating directly or indirectly in any redistribution or resale of any portion of the interest in violation of the Securities Act or any applicable law.

     13.9 Survival of Rights. Except as herein otherwise provided to the contrary, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

     13.10 Interpretation and Governing Law. When the context in which words are used in this Agreement indicates that such is the intent, words in the singular number shall include the plural and vice versa. The masculine gender shall include the feminine and neuter. The Article and Section headings or titles and the table of contents shall not define, limit, extend or interpret the scope of this Agreement or any particular Article or Section. This Agreement shall be governed and construed in accordance with the laws of the State of Kentucky without giving effect to the conflicts of laws provisions thereof.

     13.11 Severability. If any provision, sentence, phrase or word of this Agreement or the application thereof to any Person or circumstance shall be held invalid, the remainder of this Agreement, or the application of such provision, sentence, phrase, or word to Persons or circumstances, other than those as to which it is held invalid, shall not be affected thereby.

     13.12 Agreement in Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. In addition, this Agreement may contain more than one counterpart of the signature pages and this Agreement may be executed by the affixing of the signatures of each of the Members to one of such counterpart signature pages; all of such signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

     13.13 Tax Matters Partner. For purposes of this Agreement, the Manager is designated as the Tax Matters Partner (as defined in Section 6231 of the Code).

     13.14 Third Parties. The agreements, covenants and representations contained herein are for the benefit of the parties hereto inter se. Nothing in this Agreement is intended to benefit any third parties including, without limitation, any creditor of the Company and/or any Member. No creditor of the Company or any Member will be entitled to require the Manager to solicit or accept any loan or additional capital contribution for the Company or to enforce any right which the Company or any Member may have against a Member, whether arising under this Agreement or otherwise.

     13.15 Power of Attorney. Each Physician Member hereby makes, constitutes and appoints Dr. Joseph Jenkins and Thomas Driber, Ph.D., severally, with full power of substitution, his true and lawful attorneys-in-fact, for him and in his name, place and stead and for his use and benefit to sign and acknowledge, file and record, any amendments hereto among the Members for the further purpose of executing and filing on behalf of each Physician Member, any and all articles of organization or other documents necessary to constitute the Company or to effect the continuation of the Company, the admission or withdrawal of members, the qualification of the Company in a foreign jurisdiction (or amendment to such qualification), the admission of substitute Members or the dissolution or termination of the Company, provided such continuation, admission, withdrawal, qualification, or dissolution and termination are in accordance with the terms of this Agreement.

     The foregoing power of attorney is a special power of attorney coupled with an interest, is irrevocable and shall survive the death or legal incapacity of each Member. It may be exercised by any one of said attorneys by listing all of the Members executing any instrument over the signature of the attorney-in-fact acting for all of them. The power of attorney shall survive the delivery of an assignment by a Member of the whole or any portion of his Unit. In those cases in which the assignee of, or the successor to, a Member owning a Unit has been approved by the Members for admission to the Company as a substitute Member, the power of attorney shall survive for the sole purpose of enabling the Manager to execute, acknowledge and file any instrument necessary to effect such substitution.

     This power of attorney shall not be affected by the subsequent incapacity or mental incompetence of any Member.

     13.16 Arbitration. Any dispute arising out of or in connection with this Agreement or the breach thereof shall be decided by arbitration in Raleigh, North Carolina in accordance with the then effective commercial arbitration rules of the American Arbitration Association, and judgment thereof may be entered in any court having jurisdiction thereof.




     [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the undersigned, being the Manager and initial Members of the Company, have caused this Agreement to be duly adopted by the Company as of the _____ day of _________, 199__, and do hereby assume and agree to be bound by and to perform all of the terms and provisions set forth in this Agreement.

                                           MANAGER:

                                           PRIME KIDNEY STONE TREATMENT, INC.,
                                           a New Jersey corporation
Attest:

                                           By:
__________________________                  Thomas Driber, Ph.D., Vice President
         Secretary
                                           MEMBER:


                                           PRIME KIDNEY STONE TREATMENT, INC.,
                                           a New Jersey corporation

                                           By:
                                            Thomas Driber, Ph.D., Vice President

                           COUNTERPART SIGNATURE PAGE


     By signing this Counterpart Signature Page, the undersigned acknowledges his or her acceptance of that certain Operating Agreement of Kentucky I Lithotripsy, LLC, and his or her intention to be legally bound thereby.

                  Dated this _________ day of ___________________, 199_.



                                    ---------------------------------------

                                    Signature



                                    -----------------------------------------

                                    Printed Name




STATE OF _______________                    )
                                            )
COUNTY OF _____________                     )


     BEFORE ME, the undersigned Notary Public in and for the State and County set forth above, on the _______ day of __________________, 199_, personally appeared ___________________, and, being by me first duly sworn, stated that
(s)he signed this Counterpart Signature Page for the purpose set forth above and that the statements contained therein are true.




                                    -----------------------------------------

                                    Signature of Notary Public



                                    ------------------------------------------

                                    Printed Name of Notary

My Commission Expires:

___________________________

[SEAL]

               OPERATING AGREEMENT OF KENTUCKY I LITHOTRIPSY, LLC

                                   SCHEDULE I


Names and Address                     Initial Capital
    of Members                         Contribution         Percentage Interest


Prime Kidney Stone Treatment, Inc.       $50,000                   20%
1301 Capital of Texas Highway
Suite C-300
Austin, TX  78746

Limited partners as a whole             $200,000                   80%



     TOTALS                             $250,000                  100%




     (1) Represents the principal portion of each Member's guaranty obligation, as each Member's obligation under the Guaranty includes not only principal, but also (as provided in the Guaranty) accrued and unpaid interest, late payment penalties and all costs incurred by the Bank in collecting any defaulted obligations. The principal amount of the loan is $550,000. The Manager will guarantee 20% of the Loan (a $110,000 principal guaranty) as provided in the Memorandum. The Physician Members will guarantee 1% of the loan (a $5,500 principal guaranty) for each Unit purchased as provided in the Memorandum.